SECOND AMENDMENT TO
                     AMENDED AND RESTATED CREDIT AGREEMENT


                            Dated as of May 28, 2000


                                     Among

                         BOOTH CREEK SKI HOLDINGS, INC.
                       BOOTH CREEK SKI ACQUISITION CORP.
                              TRIMONT LAND COMPANY
                             SIERRA-AT-TAHOE, INC.
                              BEAR MOUNTAIN, INC.
                       WATERVILLE VALLEY SKI RESORT, INC.
                        MOUNT CRANMORE SKI RESORT, INC.
                                SKI LIFTS, INC.
                           GRAND TARGHEE INCORPORATED
                               LMRC HOLDING CORP.
                      LOON MOUNTAIN RECREATION CORPORATION
                               LOON REALTY CORP.
                                (the Borrowers)

                                      and

                              FLEET NATIONAL BANK,
                                  (the Lender)

                                      and

                              FLEET NATIONAL BANK,
                                  (the Agent)

                              SECOND AMENDMENT TO
                     AMENDED AND RESTATED CREDIT AGREEMENT



     This SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Second Amendment") is entered into as of May 28, 2000 by and among BOOTH CREEK SKI HOLDINGS, INC., a Delaware corporation (together with its successors and assigns, "BCS Holdings"), BOOTH CREEK SKI ACQUISITION CORP., a Delaware corporation (together with its successors and assigns, "BCS Acquisition"), TRIMONT LAND COMPANY, a California corporation (together with its successors and assigns, "Northstar-at-Tahoe"), SIERRA-AT-TAHOE, INC., a Delaware corporation (together with its successors and assigns, "Sierra-at-Tahoe"), BEAR MOUNTAIN, INC., a Delaware corporation (together with its successors and assigns, "Bear Mountain"), WATERVILLE VALLEY SKI RESORT, INC., a Delaware corporation (together with its successors and assigns, "Waterville"), MOUNT CRANMORE SKI RESORT, INC., a Delaware corporation (together with its successors and assigns, "Cranmore"), SKI LIFTS, INC., a Washington corporation (together with its successors and assigns, "Ski Lifts"), GRAND TARGHEE INCORPORATED, a Delaware corporation (together with its successors and assigns, "Grand Targhee"), LMRC HOLDING CORP., a Delaware corporation (together with its successors and assigns, "LMRC Holding"), LOON MOUNTAIN RECREATION CORPORATION, a New Hampshire corporation (together with its successors and assigns, "Loon"); LOON REALTY CORP., a New Hampshire corporation (together with its successors and assigns, "Loon Realty," and together with BCS Holdings, BCS Acquisition, Northstar-at-Tahoe, Sierra-at-Tahoe, Bear Mountain, Waterville, Cranmore, Ski Lifts, Grand Targhee, LMRC Holding and Loon, the "Borrowers", and each a "Borrower"), FLEET NATIONAL BANK (f/k/a BankBoston, N.A.), a national banking association organized and existing under the laws of the United States of America (together with its successors and assigns, "Fleet"), and Fleet, as agent (the "Agent") for itself and the other Lenders, hereby agree as follows:


                                    Recitals
                                    --------

     1. The Borrowers and Fleet, as the Lender and the Agent, are parties to an Amended and Restated Credit Agreement dated as of October 30, 1998, as amended by the First Amendment dated as of May 18, 1999 (as amended, the "Credit Agreement") and desire to amend the Credit Agreement in various respects. All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement.

     2. BCS Holdings wishes to enter into an Asset Purchase Agreement attached hereto as Exhibit A-1 by and between BCS Holdings as Seller and GT Acquisition I, LLC ("GTA") as Buyer dated as of March 21, 2000, as amended by that certain letter agreement dated March 21, 2000 between BCS Holdings and GTA attached hereto as Exhibit A-2 and that certain Amendment to the Asset Purchase Agreement dated May 28, 2000 and attached hereto as Exhibit A-3 (the "Targhee Asset Purchase

          Agreement") whereby GTA will purchase all or substantially all of the assets currently owned by Grand Targhee and each of its subsidiaries, Targhee Ski Corp., a Delaware corporation, Targhee Company, a Delaware corporation, and B-V Corp., a Wyoming corporation (each a "Grand Targhee Subsidiary" and collectively the "Grand Targhee Subsidiaries").

     3. Prior to the execution and consummation of the Targhee Asset Purchase Agreement, Grand Targhee and BCS Holdings wish to merge Grand Targhee and the Grand Targhee Subsidiaries with and into BCS Holdings (the "Grand Targhee Merger").

     4. In connection with the Targhee Asset Purchase Agreement, BCS Holdings and GTA desire to enter into a Transition Services Agreement (the "Transition Services Agreement") by and among BCS Holdings and GTA dated as of May 28, 2000 and attached hereto as Exhibit B.

     NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged and subject to the fulfillment or waiver of those conditions set forth in Sections 4 and 5 herein, the Borrowers, Fleet and the Agent hereby agree as follows:

     Section 1. Consent.  Based upon and subject to the representations made in
Section 5 herein, Fleet, as Agent and Lender, hereby consents to the Grand Targhee Merger and to the transactions contemplated by the Targhee Asset Purchase Agreement.

     Section 2. Amendment to the Credit Agreement. The Credit Agreement is hereby amended as follows:

          (a) Section 1.2 of the Credit Agreement is hereby amended by inserting after the definition of Subsidiary the following:

          "Targhee Asset Purchase Agreement" means the Asset Purchase Agreement dated as of March 21, 2000, by and among BCS Holdings as Seller and GT Acquisition I, LLC ("GTA") as Buyer as amended by the letter agreement dated March 21, 2000 between BCS Holdings and GTA and the Amendment to Asset Purchase Agreement dated May 28, 2000 between BCS Holdings and GTA.

          "Targhee Transition Services Agreement" means the Transition Services Agreement dated as of May 28, 2000, by and among BCS Holdings and GT Acquisition I, LLC.

          (b) Section 2.1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

          2.1.1 Revolving Loan. Subject to all of the terms and conditions of this Agreement and so long as no Default exists, the Lenders will make loans to the Borrowers in an aggregate principal amount not to exceed at any time outstanding an amount (the "Maximum Amount of Revolving Credit") equal to the sum of:

     (x) the lesser of (a) the Stated Maximum or (b) such amount (in a minimum amount of $300,000 and in integral multiples of $100,000) specified by irrevocable notice from BCS Holdings to the Agent (such notice reducing the Maximum Amount of Revolving Credit seven calendar days after being given to the Agent) minus

     (y)  the Maximum Exposure under Letters of Credit, and minus

     (z) the principal amount of any other indebtedness of any of the Borrowers to Fleet or any of Fleet?s affiliates, including, without limitation, indebtedness under any capitalized lease obligations and the remaining contract balances under any operating leases.

The aggregate principal amount of the loans made pursuant to this Section 2.1.1 at any one time outstanding is referred to as the "Revolving Loan".

          (c) Section 7.12 is amended by adding after the text of  subparagraph
     (i)(vii) the following:

               (j) all or substantially all of the assets of Grand Targhee and the Grand Targhee Subsidiaries or used in and necessary to the operation of the Wyoming Resort, to be sold to GT Acquisition I, LLC pursuant to the Targhee Asset Purchase Agreement.

          (d) Section 7.15 is hereby amended by adding the following to the end of such section following the word "non-Affiliate":

               ; provided, however, that BCS Holdings and its Affiliates may enter into, consummate and perform their obligations under the Targhee Asset Purchase Agreement and the Targhee Transition Services Agreement.

     Section 3. Grand Targhee Amendments Subject to and conditioned upon the consummation of the transactions under the Targhee Asset Purchase Agreement including the receipt by BCS Holdings of the Purchase Price as defined in the Targhee Asset Purchase Agreement, the Agent and Fleet will simultaneously terminate the Grand Targhee Security Agreement, take other such reasonable actions to release Fleet?s security interest in the assets of Grand Targhee and the Grand Targhee Subsidiaries which are transferred to GT Acquisition I, LLC pursuant to the Targhee Asset Purchase Agreement (including to the extent the same become assets of BCS Holdings prior to their transfer to GT Acquisition I, LLC pursuant to the Targhee Asset Purchase Agreement), including filing UCC Termination Statements, and, without further action on the part of the Agent or Fleet, amend the Credit Agreement as follows:

          (a) The Credit Agreement is hereby amended by deleting references to "Grand Targhee Incorporated" on the cover page, in the first paragraph and on the signature lines.

          (b)  Section 1.2 of the Credit Agreement is hereby amended by:

               (1) deleting the definition of "Resorts" in its entirety and substituting therefor the following:

          "Resorts" means the California Resorts, the New Hampshire Resorts and the Washington Resorts, collectively.

               (2) deleting the definition of "Security Agreements" in its entirety and substituting therefor the following:

          "Security Agreements" means, collectively, the Northstar-at-Tahoe Security Agreement, the Sierra-at-Tahoe Security Agreement, the Bear Mountain Security Agreement, the Waterville Security Agreement, the
          Cranmore Security Agreement,  the Ski Lifts Security  Agreement,  the
          LMRC Holding Security Agreement, the Loon Security Agreement, the Loon Realty Security Agreement, the BCS Acquisition Security Agreement, and the BCS Holdings Security Agreement.

               (3)  deleting  the   definition  of  "Grand   Targhee   Security
               Agreement."

          (c) Section 7.5 of the Credit Agreement is hereby amended by deleting
Section 7.5.3 thereof in its entirety.

          (d) Exhibit 2.1.4 is hereby amended by:

               (1) deleting at lines 11 and 12 of the first paragraph the words "Grand Targhee Incorporated, a Delaware corporation (together with its successors and assigns, "Grand Targhee")" and

               (2) deleting the words "Grand Targhee" following "Ski Lifts," at line 18 of the first paragraph and deleting the signature line for Grand Targhee Incorporated.

          (e) Exhibit 5.2.1 is amended by deleting at line 6 of the first paragraph and from the signature block, "Grand Targhee Incorporated."

          (f) Exhibit 7.4.1 is amended by deleting at line 6 of the first paragraph the words "Grand Targhee Incorporated."

          (g) Exhibit 7.4.2 is amended by deleting at line 6 of the first paragraph, the words "Grand Targhee Incorporated."

provided, however, that the Borrowers use the proceeds of the Targhee Asset Purchase Agreement immediately upon receipt (1) to temporarily repay Revolving Loans under the Credit Agreement that were utilized on May 2, 2000 to repay in full approximately $4,500,000 of outstanding obligations to GE Capital under certain leases for ski lifts and other equipment used in the business and operations of the Borrowers and (2) to temporarily repay with the remainder Revolving Loans under the Credit Agreement.

     Section 4. Conditions to Closing The effectiveness of this Second Amendment is subject to the satisfaction of the following conditions:

          (a) Payment of Fees. The Borrowers shall have paid the fee to Fleet as Agent as provided in the letter agreement of dated June 20, 2000 and shall promptly following the execution of this Second Amendment pay the reasonable fees and expenses of the Agent's counsel, Goodwin, Procter & Hoar LLP, for which statements will be rendered.

          (b) Legal Opinion. The Lenders shall have received from Loeb & Loeb LLP special counsel for the Borrowers, its opinion that (i) this Second Amendment has been duly authorized, executed and delivered by the Borrowers and is enforceable against the Borrowers in accordance with its terms and (ii) neither the merger of Grand Targhee Incorporated with and into BCS Holdings nor the execution, delivery and consummation of the Targhee Asset Purchase Agreement conflicts with, violates or results in a default under the Senior Indenture.

          (c) Proper Proceedings. This Second Amendment shall have been authorized by all necessary proceedings of each Obligor and any of their respective Affiliates party thereto. All necessary consents, approvals and authorizations of any governmental or administrative agency or any other Person of any of the transactions contemplated hereby or by any other Credit Document shall have been obtained and shall be in full force and effect.

          (d) Accuracy of Representations and Warranties. The representations and warranties of the Borrowers set forth in Section 5 hereof shall be true and correct.

          (e) General. All legal and corporate proceedings in connection with the transactions contemplated by this Agreement and each other Credit

     Document shall be satisfactory in form and substance to the Agent, and the Lenders shall have received copies of all documents, including records of corporate proceedings, appraisals and opinions of counsel, which any Lender may have reasonably requested in connection therewith, such documents where appropriate to be certified by proper corporate or governmental authorities.

     Section 5. Representations and Warranties; No Default

          (a) The Borrowers hereby confirm to the Agent and Fleet, the representations and warranties of the Borrowers set forth in Section 8 of the Credit Agreement (as amended hereby)are true and correct in all material respects as of the date hereof, as if set forth herein in full other than any such representations or warranties that, by their terms, refer to a specific date, in which case the same shall be made as of such date.

          (b) The Borrowers hereby represent and warrant that the assets described in Exhibit C attached hereto represent all of the material assets which were formerly held by Grand Targhee and the Grand Targhee Subsidiaries and which are to be transferred from BCS Holdings to GT Acquisition I, LLC pursuant to the Targhee Asset Purchase Agreement.

          (c) The Borrowers hereby certify that no Default currently exists under the Credit Agreement nor will the consummation of the Grand Targhee Merger or the Targhee Asset Purchase Agreement result in a Default under the Credit Agreement or the Senior Indenture.

     Section 6.  Miscellaneous

          (a) Governing Law. This Second Amendment to Amended and Restated Credit Agreement shall be a Credit Document and shall be governed by and
     construed   and   enforced   under  the  laws  of  The   Commonwealth   of
     Massachusetts.

          (b) Continuing Effect. Except as specifically modified by the provisions of the Second Amendment, the Credit Agreement shall remain in full force and effect.

          (c) Counterparts. This Second Amendment may be executed in one or more counterparts, each of which will be deemed an original and all of which together will constitute one and the same document.

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Amended and Restated Credit Agreement to be executed by their duly authorized officers as of the date first set forth above.

                               BOOTH CREEK SKI HOLDINGS, INC.
                               BOOTH CREEK SKI ACQUISITION CORP.
                               TRIMONT LAND COMPANY
                               SIERRA-AT-TAHOE, INC.
                               BEAR MOUNTAIN, INC.
                               WATERVILLE VALLEY SKI RESORT, INC.
                               MOUNT CRANMORE SKI RESORT, INC.
                               SKI LIFTS, INC.
                               GRAND TARGHEE INCORPORATED
                               LMRC HOLDING CORP.
                               LOON MOUNTAIN RECREATION CORPORATION
                               LOON REALTY CORP.


                               By: /S/ Elizabeth J. Cole
                                  ---------------------------------------------
                                   Name: Elizabeth J. Cole
                                   Title: Executive Vice President


                               FLEET NATIONAL BANK, as Lender


                               By: /S/ Carlton F. Williams
                                  ---------------------------------------------
                                   Name: Carlton F. Williams
                                   Title: Director


                               FLEET NATIONAL BANK, as Agent


                               By: /S/ Carlton F. Williams
                                  ---------------------------------------------
                                   Name: Carlton F. Williams
                                   Title: Director